UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

NAVITAS SEMICONDUCTOR CORPORATION

(Name of Registrant as Specified In Its Charter)

Payment of filing fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Vote Virtually at the Meeting* June 25, 2026 8:00 A.M. PT Virtually at: www.virtualshareholdermeeting.com/NVTS2026 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V97060-P53844 Your Vote Counts! NAVITAS SEMICONDUCTOR CORPORATION 3520 CHALLENGER STREET TORRANCE, CA 90503 NAVITAS SEMICONDUCTOR CORPORATION 2026 Annual Meeting Vote by June 24, 2026 11:59 PM ET You invested in NAVITAS SEMICONDUCTOR CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 25, 2026. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 11, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V97061-P53844 1. Elect three (3) Class II directors to serve as members of the board of directors until the 2029 annual meeting of stockholders and until their successors are elected and qualified; provided that if Proposal 2 is approved, such directors’ terms shall be adjusted to expire at the 2027 annual meeting of stockholders when their successors are elected and qualified. For Nominees: 01) Brian Long 02) David Moxam 03) Dipender Saluja 2. To approve an amendment to the Navitas Semiconductor Corporation Second Amended and Restated Certificate of Incorporation to declassify the board of directors, as set forth in the form of Certificate of Amendment attached as Appendix A to the proxy statement and modify the terms of all elected directors, including the Class II directors elected at the annual meeting, to expire at the 2027 annual meeting of stockholders. For 3. The approval of an advisory resolution on the compensation of our named executive officers. For 4. The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.